UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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INTERCONTINENTAL EXCHANGE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Annual Stockholder Meeting and the Availability of

Proxy Materials for the Annual Stockholder Meeting to Be Held on May 15, 2020.

INTERCONTINENTAL EXCHANGE, INC.

INTERCONTINENTAL EXCHANGE, INC. 5660 NEW NORTHSIDE DRIVE THIRD FLOOR ATLANTA, GA 30328

Meeting Information*
Meeting Type: Annual Meeting
For holders as of: March 17, 2020
Date: May 15, 2020 Time: 8:30 a.m., local time
Location: St. Regis Atlanta
Eighty-Eight West Paces Ferry Road Atlanta, GA 30305

*Depending on concerns about the coronavirus or COVID-19, there is a possibility that the annual meeting may be held solely by means of remote communication, instead of holding the meeting in Atlanta. If we take this step, we will publicly announce the decision around May 1, 2020 in a press release available at http://www.ir.theice.com. In that event, the 2020 Annual Stockholder Meeting would be conducted solely virtually, at the above date and time, via live audio webcast. You or your proxyholder could participate, vote and examine our stock list at the virtual annual meeting, but only if the meeting is not held in Atlanta.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT ANNUAL REPORT WITH FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.

1.  Election of Directors

Nominees:

To be elected for terms expiring in 2021:

1a.   Hon. Sharon Y. Bowen

1b.  Charles R. Crisp

1c.   Duriya M. Farooqui

1d.  Jean-Marc Forneri

1e.   The Rt. Hon. the Lord Hague of Richmond

1f.   Hon. Frederick W. Hatfield

1g.  Thomas E. Noonan

1h.  Frederic V. Salerno

1i.   Jeffrey C. Sprecher

1j.   Judith A. Sprieser

1k.  Vincent Tese

2.	To approve, by non-binding vote, the advisory resolution on executive compensation for named executive officers.

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.